J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

(the “Fund”)

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated January 31, 2024

to the current Summary Prospectuses and Prospectuses, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses are deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Murray	2004	Managing Director
Shane Duffy	2013	Managing Director
James Sutton	2020	Executive Director
Zenah Shuhaiber	2022*	Executive Director

*	Ms. Shuhaiber is currently on parental leave.

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — International Equity Fund” section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

The portfolio management team is led by Thomas Murray, a Managing Director and CFA charterholder. Shane Duffy, a Managing Director and CFA charterholder, James Sutton, an Executive Director and CFA charterholder, and Zenah Shuhaiber, an Executive Director and CFA charterholder, assist Mr. Murray in the day-to-day management of the Fund. Ms. Shuhaiber is currently on parental leave. Mr. Murray has worked at JPMIM or its affiliates (or one of their predecessors) since 1996 and has been a portfolio manager of the Fund since March 2004. Mr. Duffy has worked at JPMIM or its affiliates (or one of their predecessors) since 1999 and has been a portfolio manager of the Fund since July 2013. Mr. Sutton has worked at JPMIM or its affiliates (or one of their predecessors) since 2010 and has been a portfolio manager of the Fund since December 2020. Ms. Shuhaiber has worked at JPMIM or its affiliates (or one of their predecessors) since 2005 and has been a portfolio manager of the Fund since December 2022.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-INEQ-124